3Q06 Earnings Conference Call November 2, 2006 1 Exhibit 99.2

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’s Third Quarter 2006 earnings conference call, held on November 2,
2006 at 3:00 p.m. ET.  You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference ID#7772020.
Those statements made by representatives of Sunoco during the course of this conference call that are not historical facts are forward-
looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate.  Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco's business prospects and performance, causing actual results to differ materially from those discussed during this conference call.  Such risks and uncertainties include, by way of example and not of limitation: general economic, financial and business conditions which could affect Sunoco’s financial condition and results of operations; changes in competition and competitive practices, including the impact of foreign imports; effects of weather conditions and natural disasters on the Company’s operating facilities and on product supply and demand; changes in refined product and chemical margins; variation in petroleum-based commodity prices and availability of crude oil and feedstock supply or transportation; effects of transportation disruptions; changes in the price differentials between light-sweet and heavy-
sour crude oils; changes in the marketplace which may affect supply and demand for Sunoco’s products; changes in the level of operating expenses; changes in product specifications; availability and pricing of ethanol; changes in the expected level of environmental capital, operating or remediation expenditures; age of, and changes in the reliability, efficiency and capacity of, the Company’s operating facilities or those of third parties; effects of adverse events relating to the operation of the Company’s facilities and to the transportation and storage of hazardous materials (including equipment malfunction, explosions, fires, spills and the effects of severe weather conditions); risks related to labor relations and workplace safety; changes in applicable statutes and government regulations or their interpretations, including those relating to the environment and global warming; changes in tax laws or their interpretations, including pension funding requirements; ability to identify acquisitions, execute them under favorable terms and integrate them into the Company’s existing businesses; ability to enter into joint ventures and other similar arrangements under favorable terms; delays and/or costs related to construction, improvements, and/or repairs of facilities
(including shortages of skilled labor, the issuance of applicable permits and inflation); non-performance by or disputes with major customers, suppliers, dealers, distributors or other business partners; changes in financial markets impacting pension expense and funding requirements;
political and economic conditions in the markets in which the Company, its suppliers and customers operate, including the impact of potential terrorist acts and international hostilities; military conflicts between, or internal instability in, one or more oil producing countries, governmental actions and other disruptions in the ability to obtain crude oil; and changes in the status of, or initiation of, new litigation, arbitration or other proceedings to which the Company is a party or liability resulting from such litigation, arbitration or other proceedings, including natural resource damage claims. These and other applicable risks and uncertainties have been described more fully in Sunoco's Third Quarter 2006 Form 10-Q filed with the Securities and Exchange Commission on November 2, 2006. Other factors not discussed herein also could materially and adversely affect Sunoco’s business prospects and/or performance.  All forward-looking statements included in this conference call are expressly qualified in their entirety by the foregoing cautionary statements.
Sunoco undertakes no obligation to update any forward-looking statements whether as a result of new information or future events.

Earnings Profile
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
Net Income (MM$ after tax):
   Refining & Supply 108 212 341 286 73 409 273
   Retail Marketing     (8)     7     6   25   -   10   77
   Chemicals   33   30   23     8 14     8     5
   Logistics     3     9     7     3   6   12     7
   Coke   10   13   15   10 14   10     9
   Corporate Expenses   (16)   (16)   (25)   (27) (16)   (11)   (11)
   Net Financing Expenses & Other   (14)   (13)   (10)     (8) (12)   (12)     (9)
      Income Before Special Items 116 242 357 297 79 426 351
         Special Items      -     -   (28)   (10)   -     -     -
      Total Net Income 116 242 329 287 79 426 351
EPS (Diluted), Before Special Items  0.83 1.75 2.60 2.19 0.59 3.22 2.76
EPS (Diluted), Net Income 0.83 1.75 2.39 2.12 0.59 3.22 2.76

Earnings Profile
3Q06 3Q05 2Q06
Net Income (MM$ after tax):
   Refining & Supply   273 341 (68) 409 (136)
   Retail Marketing    77     6   71   10    67
   Chemicals      5   23 (18)     8    (3)
   Logistics     7     7    -   12    (5)
   Coke     9   15   (6)   10    (1)
   Corporate Expenses (11) (25)   14 (11)    -
   Net Financing Expenses & Other   (9) (10)     1 (12)     3
      Income Before Special Items 351 357   (6) 426 (75)
         Special Items       - (28)   28      -      -
      Total Net Income 351 329   22 426   (75)
EPS (Diluted), Before Special Items  2.76 2.60 6% 3.22 (14%)
EPS (Diluted), Net Income 2.76 2.39 15% 3.22 (14%)

Earnings Profile
9M06 9M05
Net Income (MM$ after tax):
   Refining & Supply 755 661    94
   Retail Marketing   87     5   82
   Chemicals   27   86   (59)
   Logistics   25   19     6
   Coke   33   38     (5)
   Corporate Expenses   (38)   (57)    19
   Net Financing Expenses & Other   (33)   (37)     4
      Income Before Special Items 856 715 141
         Special Items      - (28)   28
      Total Net Income 856 687 169
EPS (Diluted), Before Special Items  6.53 5.17 26%
EPS (Diluted), Net Income 6.53 4.97 31%

Income Before Special Items*, MM$

* For reconciliation to Net Income, see slide 3.
$426
$351
$79
$297
$357
$242
$116
$0
$100
$200
$300
$400
$500
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
Refining & Supply 108 212 341 286 73 409 273
Non -Refining 38 59 51 46 34 40 98
Corp. & Net Fin. (30) (29) (35) (35) (28) (23) (20)
Income Before
Special Items
116 242 357 297 79 426 351
EPS (Diluted), Before
Special Items
0.83 1.75 2.60 2.19 0.59 3.22 2.76

Income Before Special Items* –
3Q06 vs. 3Q05, MM$

* For reconciliation to Net Income, see slide 3.
3Q05
Actual
3Q06
Actual
Volumes
R&S 6
Retail -
Chemicals (5)
Margins
R&S (40)
Retail 70
Chemicals (17)
357
Expenses /Other
R & S (34)
Retail 1
Chemicals 4
Corporate 14
13
1
(15)
(5)
351
Other
Logistics -
Coke (6)
Financing 1

Income Before Special Items* –
3Q06 vs. 2Q06, MM$

* For reconciliation to Net Income, see slide 3.
2Q06
Actual
3Q06
Actual
Volumes
R&S -
Retail 2
Chemicals (4)
Margins
R&S (123)
Retail 64
Chemicals      4
426
Expenses/Other
R & S (13)
Retail 1
Chemicals 1
Corporate -
Other
Chem. Tax Adj. (4)
Logistics (5)
Coke (1)
Financing 3
(55)
(2)
(11)
351
(7)

Key Margin Indicators
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
Refining & Supply, $/B
   Realized Northeast   6.11   7.55 10.52   9.18   5.35 11.56   8.35
   Realized MidContinent   5.42   8.80 11.60 12.25   8.38 15.00 14.90
      Realized Total R&S   5.93   7.87 10.80   9.96   6.13 12.41 10.13
Retail Marketing, cpg
   Gasoline   5.7   7.9   7.7 11.0   6.8   8.4 17.3
   Distillate  12.0   7.9   8.8 13.5 12.0   8.7 10.4
Chemicals, cpp
   Phenol and Related 11.0 12.8 10.7   9.3   9.1   7.1   7.0
   Polypropylene 15.4 13.2 12.7 14.3 13.2 11.1 12.2
      Total Chemicals 12.6 12.8 11.5 11.4 10.9   8.8   9.3
Dated Brent Crude Oil
  Delivered, $/B
48.93
52.73
62.70
58.15
63.13
70.90
70.66
Natural Gas, $/DT   6.48   6.95   9.71 12.86   7.88 6.67 6.14

Refining & Supply – Realized Margin vs. Benchmark, $/B
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
Northeast Refining:
   6-3-2-1 Benchmark 4.51 6.06 11.23   9.23 4.49   8.76 5.29
      Crude Differential 0.80 0.15   (0.09)   (2.29) (1.19)   (1.06) (0.58)
      Product Differential 0.80 1.34   (0.62)   2.24 2.05   3.86 3.64
   Realized Margin 6.11 7.55 10.52   9.18 5.35 11.56 8.35
MidContinent Refining:
   3-2-1 Benchmark 6.24 9.94 16.03 11.95 7.92 18.63 14.13
      Crude Differential (0.55) (0.36)   (0.17)   (0.51) 0.67   0.58   0.25
      Product Differential (0.27) (0.78)   (4.26)   0.81 (0.21)   (4.21)   0.52
   Realized Margin 5.42 8.80 11.60 12.25 8.38 15.00 14.90

$3.06
($3.63)
$2.80
$0.86
($0.05)
($0.71)
$1.49
$1.60
$0.77
$0.46
($1.14)
$0.30
($4.43)
($0.82)
($6.00)
($5.00)
($4.00)
($3.00)
($2.00)
($1.00)
$0.00
$1.00
$2.00
$3.00
$4.00
Northeast
MidContinent

Refining & Supply - 3Q06 Gasoline and Distillate Production
Northeast
Refining
MidContinent
Refining
Total Refining
& Supply
Gasoline Production, MB/D 318.7 123.9 442.6
   RFG 50% 0% 36%
   Conventional 50% 100% 64%
Distillate Production, MB/D 220.9 76.6 297.5
   On-Road Diesel Fuel 54% 36% 49%
   Heating Oil / Off-Road Diesel 26% 30% 27%
   Jet Fuel 16% 34% 21%
   Kerosene / Other   4%   0%   3%

Key Volume Indicators
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
Refining & Supply
   Northeast:
     Crude Throughputs, MB/D 646 655 643 659 610 640 612
     % Capacity   99 100   98 101   93   98   93
     Net Production Available for Sale, MB/D 685 700 677 705 664 698 658
   MidContinent:
     Crude Throughputs, MB/D 229 236 223 234 225 224 238
     % Capacity   93   96   91   95   92   92   97
     Net Production Available for Sale, MB/D 234 241 228 238 233 231 246
   Total Refining & Supply:
     Crude Throughputs, MB/D 875 891 866 893 835 864 850
     % Capacity   97   99   96   99   93   96   94
     Net Production Available for Sale, MB/D 919 941 905 943 897 928 904
     Net Production Available for Sale, MMB   83   86   83   87   81   84   83

Key Volume Indicators

1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
Retail Marketing
Gasoline Sales, MM gal 1,095 1,167 1,195 1,115 1,086 1,181 1,202
Middle Distillate Sales, MM gal 187 161 165 181 176 158 158
Total Sales, MM gal 1,282 1,328 1,360 1,296 1,262 1,339 1,360
Gasoline and Diesel Throughput
(M gal/Site/Month)
(Company owned or leased outlets)
132 139 143 131 132 143 150
Merchandise Sales (M$/Store/Month) 71 81 84 76 71 82 87
Chemicals
Phenol and Related Sales, MM# 681 617 662 619 633 663 607
Polypropylene Sales, MM# 533 583 590 512 562 569 550
Other Sales, MM# 33 16 20 22 21 21 21
Total, MM# 1,247 1,216 1,272 1,153 1,216 1,253 1,178
Coke
Production, M tons 503 625 643 634 631 627 620
Sales, M tons 497 621 647 610 647 632 618

Financial Indicators
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
Debt / Capital Ratio –
   Revolver Covenant, MM$
      Net Debt * 1,141 1,061    679    499 1,169    844 1,285
      SXL ** Minority Interest    236    337    398    397    394    506    502
      Shareholders’ Equity 1,614 1,802 2,062 2,051 2,027 2,295 2,126
         Total Capital 2,991 3,200 3,139 2,947 3,590 3,645 3,913
      Net Debt / Capital 38% 33% 22% 17% 33% 23% 33%
* Net of cash, includes debt guarantees
** Sunoco Logistics Partners L.P. (NYSE: SXL)

Share Repurchase Activity

Shares
Repurchased
Total
Cost
Average
Price
(MM) (MM$) ($/share)
2000 10.4    144 13.87
2001 21.4    393 18.32
2002 --      -- --
2003   5.8    136 23.36
2004 15.9    568 35.68
2005    6.7    435 64.57
1H06   2.9    198 69.67
3Q06   7.3    536 73.24
   Total 70.4 2,410 34.20
At 9/30/06:
Shares O/S = 123.1MM
Net Share Reduction in 2006 = 8%
Remaining Authorization = $1,074MM

For More Information 16 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Terry Delaney (215) 977-6106 Tom Harr (215) 977-6764